UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06506

Western Asset Intermediate Muni Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2013

ITEM 1.                 REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report May 31, 2013

WESTERN ASSET INTERMEDIATE MUNI FUND INC.
(SBI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes* consistent with prudent investing.

*  Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	12

Statement of operations	13

Statements of changes in net assets	14

Financial highlights	15

Notes to financial statements	16

Additional shareholder information	22

Dividend reinvestment plan	23

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Intermediate Muni Fund Inc. for the six-month reporting period ended May 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new Chairman, President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 28, 2013

__

II	Western Asset Intermediate Muni Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended May 31, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. Economic growth then improved, as the U.S. Department of Commerce’s final reading for first quarter 2013 GDP growth, released after the reporting period ended, was 1.8%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.6% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April, before edging up to 7.6% in May. In an encouraging sign, the number of longer-term unemployed has declined in recent months. In February 2013, more than 40% of the people without a job had been out of work for more than six months. This fell to 37.3% in May 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 4.2% on a seasonally adjusted basis in May 2013 versus the previous month and were 12.9% higher than in May 2012. In addition, the NAR reported that the median existing-home price for all housing types was $208,000 in May 2013, up 15.4% from May 2012. This marked the fifteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 3.3% in May 2013 to a 5.1 month supply at the current sales pace, it was 10.1% lower than in May 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first five months of the reporting period. However, manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). During May, 10 of the 18 industries within the PMI expanded, versus 14 expanding the prior month.

__

Western Asset Intermediate Muni Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, after the reporting period ended, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “...the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.”

Q. Did Treasury yields trend higher or lower during the six months ended May 31, 2013?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% on April 29, 2013 and was as high as 0.30% on several occasions, including at the end of the period. The yield on the ten-year Treasury began the period at 1.62%. Ten-year Treasuries hit a low of 1.59% in December 2012 and peaked at 2.16% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. However, the majority of spread sectors modestly outperformed equal-durationv Treasuries given generally solid demand from investors looking to generate incremental yield in the low interest rate environment.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market performed largely in line with its taxable bond counterpart during the six months ended May 31, 2013. Over that period, the Barclays Municipal Bond Indexvi and the Barclays U.S. Aggregate Indexvii fell 1.09% and 1.05%, respectively. The municipal bond market was weak in December 2012, due to concerns about the future tax-favored status for municipal securities. The municipal bond market then rallied over three of the next four months as investor demand was generally solid, tax revenues improved and default rates remained low. However, the municipal bond market again weakened in May, along with the overall fixed-income market, as interest rates moved sharply higher.

Performance review

For the six months ended May 31, 2013, Western Asset Intermediate Muni Fund Inc. returned -1.14% based on its net asset value (“NAV”)viii and -10.50% based on its New York Stock Exchange Amex (“NYSE Amex”) market price per share. The Fund’s unmanaged benchmark, the

__

IV	Western Asset Intermediate Muni Fund Inc.

Barclays 1-15 Year Municipal Bond Indexix, returned -0.83% for the same period. The Lipper Intermediate Municipal Debt Closed-End Funds Category Averagex returned -1.94% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.24 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2013 (unaudited)

Price Per Share	6-Month Total Return*
$10.32 (NAV)	-1.14%†
$9.61 (Market Price)	-10.50%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*  Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

†  Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡  Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “SBI” and its closing market price is available in most newspapers under the NYSE Amex listings. The daily NAV is available on-line under the symbol “XSBIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 28, 2013

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Lower-rated, higher-yielding bonds, known as “junk bond,” are subject to greater credit risk, including the risk of default, than higher-rated obligations. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

__

Western Asset Intermediate Muni Fund Inc.	V

Investment commentary (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix	The Barclays 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years.
[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

__

IV	Western Asset Intermediate Muni Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of May 31, 2013 and November 30, 2012 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

__

Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report	1

Spread duration (unaudited)

Economic Exposure — May 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays 1-15 Year Municipal Bond Index
SBI	— Western Asset Intermediate Muni Fund Inc.

__

2	Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report

Effective duration (unaudited)

Interest Rate Exposure — May 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays 1-15 Year Municipal Bond Index
SBI	— Western Asset Intermediate Muni Fund Inc.

__

Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

May 31, 2013

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 131.9%
Alaska — 0.4%
Anchorage, AK, GO, Refunding, FGIC	6.000%	10/1/14	$ 500,000	$ 536,330
Arizona — 3.1%
Pinal County, AZ, Electric District No. 3	4.000%	7/1/23	1,000,000	1,049,960
Pinal County, AZ, Electric District No. 3	5.000%	7/1/24	1,760,000	1,987,762
Pinal County, AZ, Electric District No. 3	5.000%	7/1/25	1,280,000	1,434,995
Total Arizona				4,472,717
California — 16.7%
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area	1.220%	4/1/24	2,000,000	2,014,220	(a)(b)
California State PCFA, Water Furnishing Revenue	5.000%	7/1/27	2,000,000	2,105,720	(c)
California Statewide CDA Revenue:
Lodi Memorial Hospital, CMI	5.000%	12/1/22	2,000,000	2,190,580
Proposition 1A Receivables Program	5.000%	6/15/13	2,000,000	2,003,160
California Statewide CDA, Student Housing Revenue, Provident Group-Pomona Properties LLC	5.600%	1/15/36	565,000	559,954
Long Beach, CA, Bond Finance Authority Lease Revenue	5.000%	8/1/31	1,855,000	2,030,186
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue:
Multiple Capital Project II	5.000%	8/1/21	1,000,000	1,191,510
Multiple Capital Project II	5.000%	8/1/22	1,000,000	1,194,390
Los Angeles, CA, COP, Hollywood Presbyterian Medical Center, INDLC	9.625%	7/1/13	185,000	186,238	(d)
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	3,000,000	3,659,490
Modesto, CA, Irrigation District Electric Revenue	5.000%	7/1/24	4,130,000	4,798,523
Modesto, CA, Irrigation District Electric Revenue	5.000%	7/1/25	2,000,000	2,319,020
San Francisco, CA, Airport Improvement Corp., Lease Revenue, United Airlines Inc.	8.000%	7/1/13	60,000	60,334	(d)
Total California				24,313,325
Colorado — 5.5%
Colorado Educational & Cultural Facilities Authority Revenue Charter School:
Bromley School Project, SCA	5.125%	9/15/20	1,155,000	1,212,762
Refunding & Improvement, University Lab School, SCA	5.250%	6/1/24	1,350,000	1,395,441
E-470 Public Highway Authority Revenue, CO	5.250%	9/1/25	2,000,000	2,228,760
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	2,000,000	2,409,240
SBC Metropolitan District, CO, GO, ACA	5.000%	12/1/25	750,000	770,100
Total Colorado				8,016,303

See Notes to Financial Statements.

__

4	Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Connecticut — 3.1%
Connecticut State HEFA Revenue, Bristol Hospital	5.500%	7/1/21	$1,845,000	$ 1,856,015
Connecticut State, Development Authority PCR, Connecticut Light & Power Co. Project	4.375%	9/1/28	2,500,000	2,662,650
Total Connecticut				4,518,665
Florida — 10.8%
Citizens Property Insurance Corp., FL	5.000%	6/1/16	5,000,000	5,592,200
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville	5.000%	10/1/30	1,500,000	1,682,655
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/31	4,000,000	4,334,400	(c)
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/32	1,000,000	1,077,120	(c)
Miami-Dade County, FL, School Board, COP	5.000%	2/1/24	2,000,000	2,265,500
Old Palm Community Development District, FL, Palm Beach Gardens	5.375%	5/1/14	800,000	795,864
Total Florida				15,747,739
Georgia — 4.7%
Atlanta, GA, Water & Wastewater Revenue	6.000%	11/1/23	2,000,000	2,459,780
Burke County, GA, Development Authority Revenue, Oglethorpe Power Corp. Vogtle Project	2.400%	4/1/20	1,000,000	990,030	(a)(b)
DeKalb Private Hospital Authority Revenue, GA, Anticipation CTFS, Children’s Health Care of Atlanta Inc.	5.000%	11/15/29	2,000,000	2,186,180
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.000%	7/1/29	1,000,000	1,161,170
Total Georgia				6,797,160
Illinois — 2.7%
Chicago, IL, O’Hare International Airport Revenue, Refunding Bonds, Lien A-2, AGM	5.750%	1/1/19	1,500,000	1,545,105	(c)
Glendale Heights, IL, Hospital Revenue, Refunding Glendale Heights Project	7.100%	12/1/15	440,000	482,266	(d)
Illinois Finance Authority Revenue, Memorial Health System	5.250%	4/1/29	1,670,000	1,813,487
Total Illinois				3,840,858
Indiana — 3.9%
Indiana State Finance Authority, Environmental Revenue, U.S. Steel Corp.	6.000%	12/1/19	1,000,000	1,101,900
Indianapolis, IN, Thermal Energy System, Multi-Mode	5.000%	10/1/23	4,000,000	4,546,560	(b)
Total Indiana				5,648,460
Iowa — 0.3%
Iowa State Finance Authority Midwestern Disaster Area Revenue:
Iowa Fertilizer Co. Project	5.000%	12/1/19	200,000	206,482
Iowa Fertilizer Co. Project	5.250%	12/1/25	250,000	258,145
Total Iowa				464,627

See Notes to Financial Statements.

__

Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

May 31, 2013

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Maryland — 0.1%
Maryland State Health & Higher EFA Revenue, Refunding Mercy Medical Center, AGM	6.500%	7/1/13	$ 195,000	$ 195,735
Massachusetts — 0.3%
Massachusetts State DFA Revenue, Curry College, ACA	6.000%	3/1/20	355,000	355,721
Michigan — 11.9%
Detroit, MI, Water Supply System Revenue, Senior Lien	5.250%	7/1/26	5,000,000	5,413,050
Michigan State Housing Development Authority Rental Housing Revenue	5.250%	10/1/24	2,640,000	2,787,708
Michigan State, Hospital Finance Authority Revenue:
Oakwood Obligated Group	5.500%	11/1/18	1,000,000	1,021,430	(e)
Refunding, Hospital Sparrow Obligated	5.000%	11/15/14	1,190,000	1,259,853
Walled Lake, MI, Consolidated School District, NATL	5.000%	5/1/22	1,000,000	1,065,490
Wayne County, MI, Airport Authority Revenue, Detroit Metropolitan Airport	5.000%	12/1/16	5,000,000	5,667,500	(c)
Total Michigan				17,215,031
Missouri — 1.7%
Missouri State Environmental Improvement & Energy Resources Authority, KC Power & Light Co. Project	4.900%	7/1/13	2,500,000	2,507,825	(a)(b)(c)
Nevada — 3.1%
Humboldt County, NV, PCR, Idaho Power Co. Project	5.150%	12/1/24	4,000,000	4,438,200
New Hampshire — 4.7%
New Hampshire HEFA Revenue, Healthcare Systems Covenant Health	5.000%	7/1/28	6,400,000	6,888,704
New Jersey — 15.2%
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	2,000,000	2,061,440	(c)
School Facilities Construction	5.000%	3/1/29	5,000,000	5,579,200
New Jersey State EFA Revenue, University of Medicine & Dentistry	7.125%	12/1/23	2,000,000	2,507,740
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.375%	6/1/24	4,000,000	4,388,440
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	5.875%	6/1/21	775,000	806,093	(c)
New Jersey State Transportation Trust Fund Authority Revenue	5.250%	6/15/23	4,000,000	4,750,760
New Jersey State Turnpike Authority Revenue	0.650%	1/1/16	2,000,000	2,000,820	(a)(b)
Ringwood Borough, NJ, Sewer Authority Special Obligation	9.875%	7/1/13	25,000	25,173	(d)
Total New Jersey				22,119,666

See Notes to Financial Statements.

__

6	Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New Mexico — 2.0%
Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC	5.250%	10/1/18	$1,100,000	$ 1,320,209
New Mexico Finance Authority Revenue, Subordinated Lien, Public Project Revolving Fund, NATL	5.000%	6/15/19	1,415,000	1,575,305
Total New Mexico				2,895,514
New York — 7.9%
New York State Dormitory Authority, New York & Presbyterian Hospital, AGM	5.250%	2/15/24	2,975,000	3,153,024	(e)
New York State Thruway Authority Highway & Bridge Trust Fund Revenue, AMBAC	5.000%	4/1/21	2,000,000	2,203,100
New York, NY, GO	5.000%	8/1/21	5,000,000	6,039,850
Total New York				11,395,974
North Carolina — 1.3%
North Carolina Eastern Municipal Power Agency, Power Systems Revenue	5.000%	1/1/26	1,750,000	1,949,238
Ohio — 5.8%
JobsOhio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/23	1,700,000	2,038,963
Ohio State Air Quality Development Authority Revenue, FirstEnergy Generation Corp.	5.625%	6/1/18	1,000,000	1,153,320
Ohio State Water Development Authority, Pollution Control Facilities Revenue, FirstEnergy Nuclear Generation Corp.	3.375%	7/1/15	5,000,000	5,170,800	(a)(b)
Total Ohio				8,363,083
Oklahoma — 2.0%
Grand River Dam Authority, OK, Revenue	5.000%	6/1/30	2,500,000	2,841,825
Oregon — 0.4%
Portland, OR, River District Urban Renewal & Redevelopment	5.000%	6/15/28	570,000	631,036
Pennsylvania — 4.9%
Montgomery County, PA, IDA Revenue, New Regional Medical Center Project, FHA	5.000%	8/1/24	2,000,000	2,239,380
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/27	2,000,000	2,230,880
Philadelphia, PA, Gas Works Revenue, 7th General Ordinance, AMBAC	5.000%	10/1/17	1,000,000	1,133,810
Pittsburgh, PA, School District GO, AGM	5.375%	9/1/16	1,350,000	1,523,434
Total Pennsylvania				7,127,504
Rhode Island — 0.5%
Central Falls, RI, GO, Radian	5.875%	5/15/15	685,000	686,370

See Notes to Financial Statements.

__

Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

May 31, 2013

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Tennessee — 5.6%
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/20	$2,030,000	$ 2,356,647
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/23	4,940,000	5,817,986
Total Tennessee				8,174,633
Texas — 6.2%
Dallas-Fort Worth, TX, International Airport Revenue, Refunding, AGM	5.500%	11/1/20	1,000,000	1,059,600	(c)
North Texas Tollway Authority Revenue, NATL	5.125%	1/1/28	2,000,000	2,211,800
Sabine River Authority, Texas PCR, Southwestern Electric Power Co., NATL	4.950%	3/1/18	3,000,000	3,349,200
Texas State Department Housing Community Affairs Home Mortgage Revenue, RIBS, GNMA/FNMA/FHLMC-Collateralized	13.411%	7/2/24	125,000	134,157	(b)(c)
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/22	2,000,000	2,286,560
Total Texas				9,041,317
Virginia — 4.7%
Pittsylvania County, VA, GO	5.500%	2/1/22	540,000	629,262
Pittsylvania County, VA, GO	5.500%	2/1/23	1,030,000	1,194,934
Pittsylvania County, VA, GO	5.600%	2/1/24	2,490,000	2,890,367
Virginia State Small Business Financing Authority Revenue, Elizabeth River Crossings OpCo LLC Project	5.000%	1/1/27	2,000,000	2,161,920	(c)
Total Virginia				6,876,483
Washington — 0.8%
Washington State Health Care Facilities Authority Revenue, Multicare Health System	5.750%	8/15/29	1,000,000	1,147,050
Wisconsin — 1.6%
La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project	6.000%	11/1/21	2,000,000	2,350,160	(c)
Total Investments before Short-Term Investments (Cost — $177,879,693)				191,557,253
Short-Term Investments — 0.6%
Florida — 0.1%
Orlando & Orange County, FL, Expressway Authority Revenue, LOC-SunTrust Bank	0.100%	7/1/40	100,000	100,000	(f)(g)
Massachusetts — 0.1%
Massachusetts State HEFA Revenue, Partners Healthcare Systems, SPA-JPMorgan Chase	0.110%	7/1/27	100,000	100,000	(f)(g)
New York — 0.4%
New York City, NY, GO, LOC-Dexia Credit Local	0.380%	1/1/36	100,000	100,000	(f)(g)
New York City, NY, MFA, Water & Sewer System Revenue, Second General Resolution, SPA-Dexia Credit Local	0.390%	6/15/32	200,000	200,000	(f)(g)

See Notes to Financial Statements.

__

8	Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York City, NY, Municipal Water Finance Authority, SPA-Dexia Credit Local	0.400%	6/15/32	$200,000	$ 200,000	(f)(g)
New York, NY, GO, Subordinated, LOC-Dexia Credit Local	0.400%	3/1/34	200,000	200,000	(f)(g)
Total New York				700,000
Total Short-Term Investments (Cost — $900,000)				900,000
Total Investments — 132.5% (Cost — $178,779,693#)				192,457,253
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (34.4)%				(50,000,000)
Other Assets in Excess of Liabilities — 1.9%				2,775,795
Total Net Assets — 100.0%				$145,233,048

(a)	Maturity date shown represents the mandatory tender date.
(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(e)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.
(g)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificates of Participation
CTFS	— Certificates
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority

See Notes to Financial Statements.

__

Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

May 31, 2013

Western Asset Intermediate Muni Fund Inc.

INDLC	— Industrial Indemnity Company — Insured Bonds
LOC	— Letter of Credit
MFA	— Municipal Finance Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
Radian	— Radian Asset Assurance — Insured Bonds
RIBS	— Residual Interest Bonds
SCA	— Syncora Capital Assurance Inc. — Insured Bonds
SPA	— Standby Bond Purchase Agreement — Insured Bonds

Summary of Investments by Industry†

Power	18.1%
Industrial revenue	16.4
Transportation	12.6
Health care	10.3
Leasing	8.5
Education	8.0
Local general obligation	8.0
Special tax obligation	5.9
Water & sewer	5.2
Pre-Refunded/escrowed to maturity	2.6
Housing	1.5
Solid Waste/resource recovery	1.3
Other	1.1
Short-term investments	0.5
100.0%

†  As a percentage of total investments. Please note that Fund holdings are as of May 31, 2013 and are subject to change.

See Notes to Financial Statements.

__

10	Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report

Western Asset Intermediate Muni Fund Inc.

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	0.9%
AA/Aa	29.0
A	56.4
BBB/Baa	9.1
BB/Ba	1.2
B/B	1.1
A-1/VMIG 1	0.5
NR	1.8
100.0%

*	As a percentage of total investments.
**

The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Financial Statements.

__

Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

May 31, 2013

Assets:
Investments, at value (Cost — $178,779,693)	$192,457,253
Cash	44,656
Interest receivable	2,835,065
Prepaid expenses	25,396
Total Assets	195,362,370

Liabilities:
Investment management fee payable	92,206
Distributions payable to auction rate cumulative preferred stockholders	5,157
Accrued expenses	31,959
Total Liabilities	129,322
Series M Municipal Auction Rate Cumulative Preferred Stock (2,000 shares authorized and issued at $25,000 per share) (Note 5)	50,000,000
Total Net Assets	$145,233,048

Net Assets:
Par value ($0.001 par value; 14,076,914 shares issued and outstanding; 100,000,000 shares authorized)	$ 14,077
Paid-in capital in excess of par value	135,322,891
Undistributed net investment income	3,396,839
Accumulated net realized loss on investments and futures contracts	(7,178,319)
Net unrealized appreciation on investments	13,677,560
Total Net Assets	$145,233,048

Shares Outstanding	14,076,914

Net Asset Value	$10.32

See Notes to Financial Statements.

__

12	Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2013

Investment Income:
Interest	$ 4,037,825

Expenses:
Investment management fee (Note 2)	541,952
Audit and tax	21,503
Transfer agent fees	16,248
Shareholder reports	15,021
Legal fees	12,673
Auction participation fee (Note 5)	12,480
Directors’ fees	11,355
Fund accounting fees	7,315
Stock exchange listing fees	6,630
Rating agency fees	6,619
Auction agent fees	4,388
Custody fees	3,602
Insurance	2,109
Miscellaneous expenses	5,795
Total Expenses	667,690
Net Investment Income	3,370,135

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	108,914
Futures contracts	164,419
Net Realized Gain	273,333
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(5,458,108)
Futures contracts	93,545
Change in Net Unrealized Appreciation (Depreciation)	(5,364,563)
Net Loss on Investments and Futures Contracts	(5,091,230)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders from Net Investment Income (Notes 1 and 5)	(53,851)
Decrease in Net Assets from Operations	$(1,774,946)

See Notes to Financial Statements.

__

Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended May 31, 2013 (unaudited) and the Year Ended November 30, 2012	2013	2012

Operations:
Net investment income	$ 3,370,135	$ 7,260,296
Net realized gain (loss)	273,333	(75,478)
Change in net unrealized appreciation (depreciation)	(5,364,563)	10,672,605
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(53,851)	(128,595)
Increase (Decrease) in Net Assets From Operations	(1,774,946)	17,728,828

Distributions to Shareholders From (Note 1):
Net investment income	(3,377,767)	(6,744,387)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(3,377,767)	(6,744,387

Fund Share Transactions:
Reinvestment of distributions (7,102 and 25,296 shares issued, respectively)	74,659	264,017
Increase in Net Assets From Fund Share Transactions	74,659	264,017
Increase (Decrease) in Net Assets	(5,078,054)	11,248,458

Net Assets:
Beginning of period	150,311,102	139,062,644
End of period*	$145,233,048	$150,311,102
* Includes undistributed net investment income of:	$3,396,839	$3,458,322

See Notes to Financial Statements.

__

14	Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:

	2013[1,2]		2012	2011	2010	2009[3]	2008[4]	2007[4]
Net asset value, beginning of period	$10.68		$9.90	$9.71	$9.57	$8.52	$9.68	$9.76
Income (loss) from operations:
Net investment income	0.24		0.51	0.52	0.54	0.50	0.55	0.55
Net realized and unrealized gain (loss)	(0.36)		0.76	0.16	0.08	0.95	(1.18)	(0.07)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.00)[5]		(0.01)	(0.01)	(0.01)	(0.02)	(0.12)	(0.14)
Total income (loss) from operations	(0.12)		1.26	0.67	0.61	1.43	(0.75)	0.34
Less distributions from:
Net investment income	(0.24)		(0.48)	(0.48)	(0.47)	(0.38)	(0.41)	(0.42)
Total distributions	(0.24)		(0.48)	(0.48)	(0.47)	(0.38)	(0.41)	(0.42)
Net asset value, end of period	$10.32		$10.68	$9.90	$9.71	$9.57	$8.52	$9.68
Market price, end of period	$9.61		$10.99	$9.67	$9.45	$9.07	$7.55	$8.66
Total return, based on NAV[6,7]	(1.14)%		13.02%	7.26%	6.58%	17.50%	(7.56)%	3.89%
Total return, based on Market Price[8]	(10.50)%		19.09%	7.65%	9.44%	25.66%	(8.44)%	0.79%
Net assets, end of period (000s)	$145		$150	$139	$136	$134	$120	$136
Ratios to average net assets[9]:
Gross expenses	0.91%[10]		0.92%	0.91%	0.98%	1.09%[10]	1.12%	1.02%
Net expenses[11]	0.91	[10]	0.92	0.91	0.98	1.09 [10]	1.12	1.02
Net investment income	4.58	[10]	5.00	5.48	5.64	5.97 [10]	5.89	5.67

Portfolio turnover rate	10%		14%	16%	15%	16%	19%	26%

Auction Rate Cumulative Preferred Stock:
Total Amount Outstanding (000s)	$50,000		$50,000	$50,000	$50,000	$50,000	$50,000	$50,000
Asset Coverage Per Share	97,617		100,156	94,531	93,216	92,145	84,794	92,912
Involuntary Liquidating Preference Per Share[12]	25,000		25,000	25,000	25,000	25,000	25,000	25,000

1	For the six months ended May 31, 2013 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3	For the period January 1, 2009 through November 30, 2009.
4	For the year ended December 31.
5	Amount represents less than $0.01 per share.
6

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

8

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

9	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
10	Annualized.
11	The impact of compensating balance arrangements, if any, was less than 0.01%.
12	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

__

Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Muni Fund Inc. (the “Fund”) was incorporated in Maryland on December 19, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide common shareholders a high level of current income exempt from regular federal income taxes consistent with prudent investing.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted

__

16	Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report

cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$191,557,253	—	$191,557,253
Short-term investments†	—	900,000	—	900,000
Total investments	—	$192,457,253	—	$192,457,253

†  See Schedule of Investments for additional detailed categorizations.

__

Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Municipal Auction Rate Cumulative Preferred Stock (“Preferred Stock”).

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of the Municipal Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

__

18	Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For the purposes of calculating the investment management fee, the aggregate liquidation value of the Preferred Stock is not deducted in determining the Fund’s average daily net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Directors. The deferred balances are reported in the Statement of Assets and Liabilities under Directors’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of May 31, 2013, the Fund had accrued $836 as deferred compensation payable.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended May 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$21,895,095
Sales	19,428,044

__

Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

At May 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,580,023
Gross unrealized depreciation	(902,463)
Net unrealized appreciation	$13,677,560

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At May 31, 2013, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended May 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN ON DERIVATIVES RECOGNIZED

Interest Rate Risk
Futures contracts	$164,419

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Interest Rate Risk
Futures contracts	$93,545

During the six months ended May 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$7,411,710

†  At May 31, 2013, there were no open positions held in the derivative.

5. Municipal auction rate cumulative preferred stock

On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock (“ARCPS”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. To the extent capital gains and other taxable income are allocated to holders of Preferred Shares for tax purposes, the Fund will likely have to pay higher dividends to holders of Preferred Shares to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s ARCPS starting on February 14, 2008, the Fund pays the applicable maximum rate, which was calculated as 110% of the prevailing, 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates

__

20	Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report

ranged from 0.131% to 0.377% during the six months ended May 31, 2013. At May 31, 2013, the dividend rate was 0.246%.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”) an indirect wholly-owned subsidiary of Citigroup, acts as a broker/dealer in connection with the auction of ARCPS. For all previous periods since the ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARPCS that the broker/dealer places at the auction however, on August 3, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six month period ended May 31, 2013, CGM earned $12,480 as a participating broker/dealer.

6. Distributions subsequent to May 31, 2013

On May 17, 2013, the Fund’s Board of Directors declared three distributions, in the amount of $0.0400 per share, payable on June 28, 2013, July 26, 2013 and August 30, 2013 to shareholders of record on June 21, 2013, July 19, 2013 and August 23, 2013, respectively.

7. Capital loss carryforwards

As of November 30, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
No Expiration	$ (324,501)	*
11/30/2013	(2,162,105)
11/30/2017	(4,622,724)
11/30/2018	(514,801)
	$(7,624,131)

These amounts will be available to offset any future taxable capital gains.

*  Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

__

Western Asset Intermediate Muni Fund Inc. 2013 Semi-Annual Report	21

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Intermediate Muni Fund Inc. was held on March 25, 2013, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Common and Preferred Shares, together, as a single class Votes For	Common and Preferred Shares, together, as a single class Votes Withheld	Preferred Shares Votes For	Preferred Shares Votes Withheld
Carol L. Colman	0	0	1,869	0
Paolo M. Cucchi	12,342,836	290,445	0	0
Eileen A. Kamerick	12,420,058	213,223	0	0
Jeswald W. Salacuse	12,385,101	248,180	0	0

At May 31, 2013, in addition to Carol L. Colman, Paolo M. Cucchi, Eileen A. Kamerick and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken*

William R. Hutchinson

Riordan Roett

*  Effective May 31, 2013, R. Jay Gerken retired as Chairman, President and Chief Executive Officer of the Fund. Effective June 1, 2013, Kenneth D. Fuller was appointed to the position of Chairman, President and Chief Executive Officer.

__

22	Western Asset Intermediate Muni Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker-dealer or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the AMEX or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such NAV. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

__

Western Asset Intermediate Muni Fund Inc.	23

Dividend reinvestment plan (unaudited) (cont’d)

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

__

24	Western Asset Intermediate Muni Fund Inc.

Western Asset

Intermediate Muni Fund Inc.

Directors	Western Asset Intermediate Muni Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Kenneth D. Fuller*
Chairman	Investment manager	Legal counsel
Leslie H. Gelb	Legg Mason Partners Fund	Simpson Thacher & Bartlett LLP
William R. Hutchinson	Advisor, LLC	425 Lexington Avenue
Eileen A. Kamerick**		New York, NY 10017-3909
Riordan Roett	Subadviser
Jeswald W. Salacuse	Western Asset Management Company	New York Stock Exchange AMEX Symbol
SBI
Officers	Custodian
Kenneth D. Fuller*	State Street Bank and
President and Chief Executive Officer	Trust Company 1 Lincoln Street
Richard F. Sennett	Boston, MA 02111
Principal Financial Officer
Ted P. Becker	Transfer agent
Chief Compliance Officer	American Stock Transfer & Trust Company
Vanessa A. Williams	6201 15th Avenue
Identity Theft Prevention Officer	Brooklyn, NY 11219
Robert I. Frenkel	Auction agent
Secretary and Chief Legal Officer	Deutsche Bank 60 Wall Street
Thomas C. Mandia	New York, NY 10005
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelley
Senior Vice President

*    Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.

**  Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Intermediate Muni Fund Inc.

Western Asset Intermediate Muni Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Intermediate Muni Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, New York 11219

WASX010074 7/13 SR13-1961

ITEM 2.                                                  CODE OF ETHICS.

Not Applicable.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.                                                  INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                           EXHIBITS.

(a) (1)    Not Applicable.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Intermediate Muni Fund Inc.

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Intermediate Muni Fund Inc.

Date:	July 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Intermediate Muni Fund Inc.

Date:	July 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Intermediate Muni Fund Inc.

Date:	July 25, 2013